CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                               November 4, 1999
   Date of Report ........................................................
                      (Date of earliest event reported)

                         CARCO Auto Loan Master Trust
  ........................................................................
            (Exact name of registrant as specified in its charter)


                State of Delaware 333-38873 and 33-55795 None
   ......................................................................
           (State or other jurisdiction (Commission) (IRS Employer of incorporation) File No.) Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)



   Registrant's telephone number, including area code    (248) 948-3067
                                                       ..................

  This filing relates to Registration Statement No. 333-38873 and 33-55795.




Item 5.  Other Events.


           In connection with the proposed offering of CARCO Auto Loan Master Trust Fixed Rate Auto Loan Asset Backed Certificates, Series 1999-4, Class A-1 and Class A-2, attached as Exhibit 99 are certain materials prepared by Chrysler Financial Company L.L.C. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


           (a) Financial statements of businesses acquired;

               None

           (b) Pro forma financial information:

               None

           (c) Exhibits:

               Exhibit 99



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                                  SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHRYSLER FINANCIAL COMPANY L.L.C.



Date: November 4, 1999                By:   /s/   B.C. Babbish
                                           ---------------------------------
                                           B.C. Babbish
                                           Assistant Secretary





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                                EXHIBIT INDEX


Exhibit
  No.                Description of Exhibit
-------              ----------------------
  99        Material prepared by Chrysler Financial Company L.L.C.
            in connection with CARCO Auto Loan Master Trust Fixed Rate Auto Loan Asset Backed Certificates, Series 1999-4 pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.
















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